            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
        MORGAN STANLEY DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST
                               Dated April 5, 1999

    MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC. Dated October 26, 1999

        MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
                                Dated May 1, 1999

             MORGAN STANLEY DEAN WITTER TAX-FREE DAILY INCOME TRUST
                              Dated April 12, 1999

          MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                              Dated March 29, 1999

     The section of the Statement of Additional Information entitled
"V. Investment Management and Other Services -- A. Investment Manager" is hereby supplemented by the addition of the following:

          The Investment Manager will compensate Morgan Stanley Dean Witter Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from an MSDW Open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been purchased after January 1, 2000 and held for at least one year. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

          The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Investment Management Agreement, as well as from borrowed funds.

January 3, 2000